UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  January 6, 2010

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

675 West Hastings Street, Suite 711 Vancouver, BC V6B 1N2 (Address of Principal Executive Offices) (Zip Code)

(604) 261-2229
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 6, 2010, the Registrant announced that Michael K. Longinotti, Chief Financial Officer of the Registrant, resigned effective December 31, 2009.

On January 6, 2010, the Registrant announce that R. William Wilson has been appointed a Chief Financial Officer of the Registrant.

Mr. Wilson previously served as the Chief Financial Officer of El Capitan Precious Metals, Inc. from 2007 to 2009 and a director of that company from 2005 to 2009. He was also a principal in Two Dragons Group, LLC, a business development firm engaging in private equity and merger and acquisition transactions, from 2003 to 2005. From 1999 to 2003, Mr. Wilson served as the Chief Financial Officer of Pebble Technology, Inc., a private international middle market sales and manufacturing company

From 1980 to 1999, Mr. Wilson’s merchant and commercial banking career included four years as the Executive Director of Drexel Oceania LLC, a specialized international merchant bank located in San Francisco, and fifteen years in domestic and international wholesale banking at Westpac Banking Corporation, Australia’s largest banking institution. He has worked extensively with public and private companies in North America, Asia and Australia in mining, financial services, real estate, health care, building materials, and the petrochemical industries.

Mr. Wilson received a B.S. in Business Administration/Finance from the University of San Francisco in 1979.

Mr. Wilson is not related by blood or marriage to any of the Registrant’s directors or executive officers or any persons nominated by the Company to become directors or executive officers. The Registrant has not engaged in any transaction in which Mr. Wilson or a person related to Mr. Wilson had a direct or indirect material interest. To the Registrant’s knowledge, there is no arrangement or understanding between any of our officers and Mr. Wilson pursuant to which he was selected to serve as an officer.

Item 7.01.     Regulation FD Disclosure.

On January 6, 2010, the Registrant issued a press release announcing the appointment of Mr. Wilson as Chief Financial Officer of the Registrant and the resignation of Mr. Longinotti as the Chief Financial Officer of the Registrant. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.     Exhibits.

The following Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit No.	Description

99.1	Gryphon Gold Corporation Appoints R. William Wilson as CFO

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: January 6, 2010	By: /s/ John L. Key
John L. Key Chief Executive Officer